UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A


                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           AMENDED PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                               Rexray Corporation
       -----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


       -----------------------------------------------------------------
        (Name of Person Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

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     (2)  Aggregate number of securities to which transactions applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing party:

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     (4) Date filed:
         October 14, 2003
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

                               Rexray Corporation
                                  16200 WCR 18E
                               Loveland, CO 80537


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON OCTOBER 23, 2003

To our Shareholders:

I am pleased to announce that the company has signed a definitive agreement to license certain use patents and has acquired certain trademarks which will enable the company to manufacture, and subject to FDA approval, market the drug Cytolin, which treats diseases caused by the Human Immunodeficiency Virus (HIV), the virus which causes AIDS. Closing of this agreement will mark the beginning of the company as an operating entity with a plan of operations for the development of these drugs and their applications. The agreement requires us to effect a one-for-two reverse split of our common share capital, which will result in your each having an amount of stock which is 50% less than you have at the present time. In addition, after the reverse split, we will issue an additional 5,362,640 shares of common stock to complete the acquisition. Further, we plan to amend the company's articles of incorporation to increase authorized shares from 20,000,000 to 25,000,000.

The Special Meeting of Shareholders of Rexray Corporation, a Colorado corporation (the "Company") will be held at the offices of the company at 16200 WCR 18E, Loveland, CO 80537, on October 23, 2003 at 4:00 p.m. Local Time, to consider and vote upon a proposal to ratify the change of the name of the company to "CytoDyn Inc." to approve the amendment to the articles of incorporation for a one-for-two reverse split of the company's share capital, to increase authorized shares and to ratify the amendment of the articles to provide for the change of the company's name to CytoDyn Inc., to approve and ratify all of the acts of the Board of Directors, and to consider and act upon such other matters as may property come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on September 30, 2003 (the "record date") are entitled to notice of, and to vote at, the special shareholder's meeting.

All shareholders are extended a cordial invitation to attend the Special Meeting of Shareholders.


By Order of the Board of Directors.


James B. Wiegand
President
Loveland, Colorado
October 10, 2003

   THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT
     THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT
         PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE.
      NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
          THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN
                       PERSON IF YOU ATTEND THE MEETING.



                               Rexray Corporation
                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 23, 2003


I. INTRODUCTION

The Board of Directors of Rexray Corporation, a Colorado corporation (the "Company"), is soliciting the accompanying Proxy in connection with its Special Meeting of Shareholders of the Company to be held at 4:00 p.m. Local Time on October 23, 2003, at 16200 WCR 18E, Loveland, Colorado, and any adjournments thereof. The Notice of Special Meeting and Proxy Card were mailed to shareholders on or about October 13, 2003. The Company's Annual Report on Form 10-KSB for the year ended May 31, 2003 has been filed, and a copy will be available to any shareholder requesting it in writing.

II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on September 30, 2003, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 1,780,000 shares of the Company's Common Stock issued and outstanding.

The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Special Meeting, is required for approval of each of the Company's proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the Special Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing with the Chief Executive Officer of the Company, Mr. James B. Wiegand, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefore, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Special Meeting.

III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 30, 2000, by: (i) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address                 Number of Shares       Percentage Owned
-----------------                ----------------       ----------------

James B. Wiegand                      800,000                 44.9%
16200 WCR 18E
Loveland, CO 80537

Dick Monfort                          200,000                 11.2%
3519 Holam Ct.
Greeley, CO 80631

B. A. Bates                           200,000                 11.2%
285 2nd Ave. N.W.
Kalispell, MT 59901

Mike Underwood                        200,000                 11.2%
1610 Wynkoop, Ste. 100
Denver, CO 80202

Officers and Directors
as a Group                            800,000                44.9%


Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

IV. EXECUTIVE COMPENSATION

The following table sets forth both the compensation paid or accrued by the Company for services rendered by executive officers of the Company for the fiscal year ended May 31, 2003. No executive officer's total compensation exceeded $100,000 based on salary and bonus during any of the three years.

--------------------------------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE                                                   |
--------------------------------------------------------------------------------------------------------
                                                                 |    Long Term Compensation            |
--------------------------------------------------------------------------------------------------------
                                        Annual Compensation      |   Awards     |    Payouts            |
---------------------------------------------------------------------------------------------------------
                                |      |  Salary  | Other Annual | Securities   |                       |
   Name and Principle Position  |  Year|     (S)  | Compensation | Underlying   |All Other Compensation |
                                |      |          |       ($)    | Options (#)  |       ($)             |
---------------------------------------------------------------------------------------------------------
NONE PAID                                                                                               |
---------------------------------------------------------------------------------------------------------



In September, 2003, the company entered into an agreement to acquire, in exchange for a total of 5,362,640 post-reverse split shares of Rexray common stock, the trademarks and trademark symbol for CytoDyn and Cytolin, and a license to U.S. Patent No.s 5,424,066 (" Method for increasing CD4+ cell numbers through the use of monoclonal antibodies directed against self-reactive, CD4 specific cytotoxic T-cells), 5,651,970 (" Method for inhibiting disease associated with the Human Immunodeficiency Virus through the use of monoclonal antibodies directed against anti-self cytotoxic T-lymphocytes or their lytics), and 6,534,057 (" Method for increasing the delayed-type hypersenstivity response by infusing LFA-1-specific antibodies).

The agreement is contingent upon the company effecting a one-for-two reverse split of its common share capital. The reverse split requires an amendment to the company's articles of incorporation, which can only be done by a resolution of the Board of Directors, and approved by a majority of the shareholders. Upon effectuation of the split, every two shares of common stock of Rexray Corporation will be converted to one share.



V. PROPOSAL NUMBER ONE CALLS FOR THE SHAREHOLDERS TO RATIFY AN AMENDMENT APPROVED BY THE BOARD OF DIRECTORS CALLING FOR A ONE-FOR-TWO REVERSE SPLIT OF SHARE CAPITAL AND CALLING FOR A INCREASE IN AUTHORIZED SHARES FROM 20,000,000 TO 25,000,000

The Board of Directors is proposing a one-for-two split of its share capital. The reverse split will result in each two outstanding shares being converted to one share.

The reverse split requires an amendment to the articles of incorporation of the company, which can only be done by Board resolution ratified by the shareholders. On October 10, 2003, the Board of Directors adopted a resolution to effectuate the reverse split and increase in authorized shares, as follows:

WHEREAS, the board of directors has resolved to restructure the capital structure of the corporation, to effectuate a one-for-two reverse split of is common share capital and resolved to increase authorized shares from 20,000,000 to 25,000,000.

          RESOLVED, that the corporation amend its Articles of Incorporation, Article FOURTH, as follows:

          FOURTH: (a) The aggregate number of shares which the corporation is authorized to issue is twenty five million (25,000,000)shares of common stock having no par value per share. Upon amendment of this Article Fourth, each outstanding two shares of common stock shall be converted to one shares of common stock. The shares of this class of common stock shall have unlimited voting rights and shall constitute the sole voting group or groups which may hereafter be established in accordance with the Colorado Business Corporations Act.


VI. PROPOSAL NUMBER TWO CALLS FOR THE SHAREHOLDERS TO APPROAVE A CHANGE OF NAME OF THE COMPANY TO CYTODYN INC.

In accordance with our agreement to acquire the patents and drug trade names, and to commence a plan of operations as a pharmaceutical company, the board of directors proposes to change the name of the company to CytoDyn Inc.

The name change requires an amendment to the certificate of incorporation of the company, which can only be done by Board resolution ratified by the shareholders. On October 10, 2003, the Board of Directors adopted a resolution to effectuate a name change, as follows:

WHEREAS, the board of directors has resolved to change the name of the corporation to: CytoDyn Inc.

          RESOLVED, the the corporation amend its Articles of Incorporation, Article FIRST, as follows:

          FIRST: The name of the corporation is CytoDyn Inc.

VII. PROPOSAL NUMBER THREE CALLS FOR THE SHAREHOLDERS TO RATIFY AND APPROVE ANY AND ALL ACTIONS TAKEN BY THE BOARD OF DIRECTORS SINCE THE LAST MEETING OF THE SHAREHOLDERS.

The Board of Directors recommends a "FOR" vote on proposals one, two, AND three.

VIII. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

IX. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the Special Meeting of Shareholders must be received by the Company by October 15, 2003 to be considered at the Company's Special Meeting of Shareholders.

X. ANNUAL REPORT TO SHAREHOLDERS: FORM 10-KSB

The Company has filed its Annual Report for the year ended May 31, 2003 on Form 10-KSB. The Company will furnish, without charge, to each person whose proxy is being solicited, and to any shareholder of the Company, upon written request of any such person, a copy of the Company's Special Report of

Form 10-KSB for the year ended May 31, 2003 filed with the Securities and Exchange Commission, including all financial statements and financial statement schedules thereto. The Company will also furnish to any such person any exhibit included in the list accompanying the Form 10-KSB, upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibits. Requests for copies of such report, and/or exhibits, should be directed to Mr. James B. Wiegand, Chief Executive Officer, at the Company's principal executive offices.

BY ORDER OF THE BOARD OF DIRECTORS,


 James B. Wiegand,
 President
 Loveland, Colorado

                                      PROXY



The undersigned shareholder of Rexray Corporation (The "Company") hereby appoints James B. Wiegand as proxy holder of the undersigned to attend the Special Meeting of the Company to be held on October 23, 2003 and any adjournment thereof with authority to act and vote thereat for an on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:

     1. To amend the articles of incorporation to effect a one for two reverse split of the company's common share capital and to increase authorized shares for 20,000,000 to 25,000,000.

         FOR                                     AGAINST
            --------                                    ---------


     2. To change the name of the company to CytoDyn Inc.

         FOR                                     AGAINST
            --------                                    ---------


     3. To ratify and approve any and all actions taken by the Board of Directors of the Company since the last meeting of the shareholders.

         FOR                                     AGAINST
            --------                                    ----------


If this proxy is not dated it will be deemed to bear the date on which it was mailed.

Executed this ____day of _________, 2003.


---------------------                   ------------------------
Name of Shareholder                     Signature of Shareholder


                                        ------------------------
Address (if different from above)       Signature of Shareholder